UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

FIDELITY & GUARANTY LIFE

(Exact name of registrant as specified in its charter)

Delaware	001-36227	46-3489149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Ruan Center 601 Locust Street, 14th Floor Des Moines, IA	50309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 445-6758

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On May 24, 2017, Fidelity & Guaranty Life, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among CF Corporation, a company organized under the laws of the Cayman Islands (“CF Corp”), FGL US Holdings Inc., a Delaware corporation and a newly formed, indirect wholly owned subsidiary of CF Corp (“Parent”), FGL Merger Sub Inc., a Delaware corporation and a newly formed, direct wholly owned subsidiary of Parent (“Merger Sub”). Subject to the terms and conditions of the Merger Agreement, at the time of the closing (the “Effective Time”), Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving entity, which will become an indirect, wholly owned subsidiary of CF Corp.

Following execution of the Merger Agreement, FS Holdco II Ltd., a corporation organized under the laws of the Cayman Islands (“FS Holdco”), which is a wholly owned subsidiary of HRG Group, Inc., a Delaware corporation, holding a majority of the issued and outstanding shares of common stock of the Company (the “Common Stock”), executed and delivered to the Company a written consent (the “Consent”), approving and adopting the Merger Agreement and the transactions contemplated thereby, including the Merger. As a result of the execution and delivery of the Consent, the holders of at least a majority of the outstanding shares of Common Stock have adopted and approved the Merger Agreement.

Pursuant to the Merger Agreement, at the Effective Time, each issued and outstanding share of Common Stock will be cancelled and converted automatically into the right to receive $31.10 in cash, without interest (the “Merger Consideration”), other than any shares of Common Stock owned by the Company as treasury stock or otherwise or owned by CF Corp, Parent or Merger Sub (which will be cancelled and no payment will be made with respect thereto), shares of Common Stock granted pursuant to the Company Equity Plan (as defined in the Merger Agreement) and those shares of Common Stock with respect to which appraisal rights under Delaware law are properly exercised and not withdrawn (“Appraisal Shares”). The Merger Agreement permits the Company to pay out a regular quarterly cash dividend on its Common Stock prior to the closing of the transaction in an amount not in excess of $0.065 per share, per quarter (the per share amount of the Company’s most recently declared quarterly dividend).

At the Effective Time, each (i) option to purchase shares of Common Stock (a “Company Stock Option”), (ii) restricted share of Common Stock and (iii) performance-based restricted stock unit relating to shares of Common Stock (an “RSU”), in each case whether vested or unvested, will become fully vested and automatically converted into the right to receive a cash payment equal to the product of (1) the number of shares subject to the award (for RSUs, determined at the target performance level) multiplied by (2) the Merger Consideration (less the exercise price per share in the case of Company Stock Options). In addition, at the Effective Time, each stock option (“FGLH Stock Option”) and restricted stock unit relating to shares of Fidelity & Guaranty Life Holdings, Inc., a subsidiary of the Company (“FGLH”), whether vested or unvested, will become fully vested and automatically converted into the right to receive a cash payment equal to the product of (A) the number of shares of FGLH stock subject to the award multiplied by (B) $176.32 (less the exercise price in the case of such FGLH Stock Options), and each dividend equivalent held in respect of a share of FGLH stock (a “DER”), whether vested or unvested, will become fully vested and automatically converted into the right to receive a cash payment equal to the amount accrued with respect to such DER.

Pursuant to the Merger Agreement, the consummation of the Merger is subject to satisfaction or waiver of certain closing conditions, including, among others: (i) the information statement to be filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Merger shall have been cleared by the SEC and shall have been sent to stockholders of the Company (in accordance with Regulation 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at least twenty (20) days prior to the closing; (ii) the shareholders of CF Corp adopting the Merger Agreement and approving the issuance of shares of CF Corp in connection with the transactions contemplated by the Merger Agreement, as required by the rules of Nasdaq; (iii) the absence of any law or order enacted, issued or enforced that is in effect and that prevents or prohibits the consummation of the Merger; (iv) obtaining the requisite approvals from the Iowa Insurance Division, the New

York Department of Financial Services and the Vermont Department of Financial Regulation and (v) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Merger Agreement does not contain any financing condition or contingency.

The Merger Agreement includes customary representations, warranties and covenants of the Company, CF Corp, Parent and Merger Sub. Among other things, the Company and its subsidiaries are required to conduct their respective businesses and operations in the ordinary course of business until the Merger is consummated.

The Merger Agreement contains certain provisions giving each of Corp, Parent and the Company rights to terminate the Merger Agreement under certain circumstances. Upon termination of the Merger Agreement, under specified circumstances, the Company may be required to pay a termination fee to CF Corp in an aggregate amount of $50,000,000.

Financing Commitments

CF Corp has obtained equity financing commitments for the transactions contemplated by the Merger Agreement, the aggregate proceeds of which will provide for CF Corp to pay a portion of the Merger Consideration and to pay certain costs and expenses incurred in connection with the Merger Agreement, the Merger and the other transactions contemplated thereby.

Blackstone Tactical Opportunities Fund II L.P., GSO Capital Partners LP and Fidelity National Financial, Inc. have committed, pursuant to equity commitment letters dated as of the date hereof, to provide equity funding to CF Corp prior to the closing of the Merger, with an aggregate equity contribution in an amount of not less than $710 million, plus certain additional amounts in the event that certain public shareholders of CF Corp choose to elect to require CF Corp to redeem all or a portion of their public shares pursuant to CF Corp’s organizational documents upon the completion of a business combination with the Company, on the terms and subject to the conditions set forth in such respective equity commitment letters.

Blackstone Tactical Opportunities Fund II L.P. and Fidelity National Financial, Inc. have also committed, pursuant to an equity commitment letter dated as of the date hereof, to provide additional equity funding, in the aggregate amount not to exceed $300 million, in the event that any counterparty to the forward purchase agreements previously entered into by CF Corp do not fund their commitments thereunder, on the terms and subject to the conditions set forth in such equity commitment letter.

In addition, Blackstone Tactical Opportunities Fund II L.P., certain affiliated funds of GSO Capital Partners LP and Fidelity National Financial, Inc. have executed limited guaranties in favor of the Company to guarantee, in the event of the termination of the Merger Agreement as a result of CF Corp’s, Parent’s or Merger Sub’s intentional and material breach or fraud, the payment of a portion of any damages determined in a final judgement by a court or governmental authority or pursuant to a settlement by written agreement of the parties to the Merger Agreement, up to a specified portion of the total transaction value.

Voting Agreement

In connection with entering into the Merger Agreement, the Company and certain shareholders of CF Corp representing in aggregate 18.7% of the issued and outstanding common shares of CF Corp entered into a voting agreement pursuant to which such shareholders agreed to, among other things, vote or cause to be voted at any meeting of the shareholders of CF Corp called to seek (i) the adoption of the Merger Agreement and (ii) all shareholder approvals required by the rules of Nasdaq with respect to the issuance of CF Corp Shares in connection with the Merger, all of their shares in favor of such proposals.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated by reference herein.

The Merger Agreement and the foregoing description of the Merger Agreement has been included to provide investors and security holders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company, CF Corp, Parent or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of the Merger Agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures include information that has been included in the Company’s public disclosures, as well as additional non-public information); may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, CF Corp or Parent or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties, covenants, conditions and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 24, 2017, FS Holdco, the holder of 47,000,000 shares of Common Stock, constituting approximately 80.4% of the voting power of the outstanding shares of Common Stock at that time, executed the Consent adopting and approving the Merger Agreement and the transactions contemplated thereby, including the Merger. The Consent terminates if the Merger Agreement is terminated in accordance with its terms. No further approval of the stockholders of the Company is required to adopt and approve the Merger Agreement. The Company will file with the SEC as promptly as practicable, and mail to its stockholders, an information statement describing the Merger Agreement and the transactions contemplated thereby, including the Merger.

Item 7.01	Regulation FD Disclosure.

On May 24, 2017, the Company issued a press release announcing the Merger. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This document contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements relating to the Merger involving the Company, any related matters and any potential stockholder dividends by the Company. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond the Company’s, CF Corp’s and Parent’s control. Such statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in, or implied by, such statements and, therefore, you should not place undue reliance on any such statements. These statements are based on the beliefs and assumptions of the Company’s management and the management of the Company’s subsidiaries. Generally, forward-looking statements include information concerning current expectations, other actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. No forward-looking statement can be guaranteed. Among other risks, there can be no guarantee that the Merger will be completed within the anticipated time frame or at all. Factors that could cause actual results, events and developments to differ include, without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company, CF Corp or Parent and others following announcement of the Merger Agreement; the inability to complete the Merger due to the failure to satisfy the conditions to the Merger; risks that the Merger disrupts current plans and operations and potential difficulties in employee retention as a result of the Merger; and legislative, regulatory and economic developments. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent reports on Form 10-K and Form 10-Q and other documents of the Company on file with the SEC. The Company does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

Additional Information and Where to Find It

In connection with the Merger, the Company intends to file relevant materials with the SEC, including the Company’s information statement in preliminary and definitive form. Stockholders of the Company are strongly advised to read all relevant documents filed with the SEC, including the Company’s information statement, because they will contain important information about the proposed transaction. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available for free from the Company by contacting Lisa Foxworthy-Parker at Lisa.Parker@fglife.com.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 24, 2017, by and among CF Corporation, FGL US Holdings Inc., FGL Merger Sub Inc. and Fidelity & Guaranty Life

2.2	Voting Agreement, dated as of May 24, 2017, by and among Fidelity & Guaranty Life, CF Capital Growth, LLC, Fidelity National Financial, Inc., CFS Holdings (Cayman), L.P., CC Capital Management, LLC, BilCar, LLC, Richard N. Massey and James A. Quella

99.1	Press Release, dated May 24, 2017, issued by Fidelity & Guaranty Life, regarding the Merger

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 24, 2017	Fidelity & Guaranty Life

	By:	/s/ Eric L. Marhoun
Name: Eric L. Marhoun
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 24, 2017, by and among CF Corporation, FGL US Holdings Inc., FGL Merger Sub Inc. and Fidelity & Guaranty Life

2.2	Voting Agreement, dated as of May 24, 2017, by and among Fidelity & Guaranty Life, CF Capital Growth, LLC, Fidelity National Financial, Inc., CFS Holdings (Cayman), L.P., CC Capital Management, LLC, BilCar, LLC, Richard N. Massey and James A. Quella

99.1	Press Release, dated May 24, 2017, issued by Fidelity & Guaranty Life, regarding the Merger